UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2010

WESTFIELD FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	001-16767 (Commission File Number)	73-1627673 (I.R.S. Employer Identification No.)

141 Elm Street
Westfield, Massachusetts 01085
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (413) 568-1911

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On May 27, 2010, the Company issued a press release announcing that its Board of Directors approved a stock repurchase program (“Repurchase Program”) under which the Company may purchase up to 2,924,367 shares, or ten percent of its outstanding common stock. Repurchases may be made pursuant to Rule 10b5-1 or 10b-18 of the Securities Exchange Act of 1934, as amended.  Pursuant to the Repurchase Program, on June 2, 2010, the Company entered into a 10b5-1 repurchase plan (“10b5-1 Plan”) with Keefe, Bruyette & Woods, Inc.  Pursuant to the 10b5-1 Plan, a maximum of 400,000 shares may be repurchased beginning July 5, 2010 until the 10b5-1 Plan expires on July 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTFIELD FINANCIAL, INC.

Date: June 3, 2010	By:	/s/ Leo R. Sagan, Jr.
Leo R. Sagan, Jr.
Chief Financial Officer